Q4 2019 & Annual Earnings Slides February 18, 2020

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

2019 Highlights Revenues Highlights Fundamentals $2,442.8 $2,781.9 352.9 • Revenue growth +14% (7% excluding • Repurchased $119.7 million of KAR 340.9 purchased vehicle sales) stock in Q3 2019 • Authorized share repurchase of up to 2,429.0 • Operating Adjusted EPS -17% KAR 2,101.9 $300 million of KAR stock through 2021 • Adjusted EBITDA +1% 2018 2019 • Revenue +16% (7% excluding purchased • Off-lease supply driving volume growth vehicle sales) • Revenue per unit growth largely due to ancillary services growth AFC • Total volume growth +9% (7% excluding 13% • Adjusted EBITDA decline due to ADESA acquisitions) continued TradeRev rollout. TradeRev • Physical auction RPU +$40 volumes increased ~34% 2019 ADESA • Adjusted EBITDA -3% (157,000) vs 2018 (117,000) 87% AFC • Revenue +4% • Credit losses expected to remain below 13% • Revenue per LTU +$3 2% annually • Provision for credit losses as a percent of AFC managed receivables 1.7% ADESA 87% • Adjusted EBITDA +4% 3

2020 Outlook ANNUAL GUIDANCE (in millions, except per share amounts) 2020 Low 2020 High 2019 Net income from continuing operations $126.0 $139.3 $92.4 Add back: Income tax expense $53.0 $59.7 $37.7 Interest expense, net of interest income $155.0 $155.0 $186.4 Depreciation and amortization $194.0 $194.0 $188.7 EBITDA $528.0 $548.0 $505.2 Total Adjusted EBITDA addbacks, net ($8.0) ($8.0) $4.8 Adjusted EBITDA $520.0 $540.0 $510.0 Effective tax rate 30% 30% 29% Net income from continuing operations per share – diluted $0.97 $1.07 $0.70 Capital expenditures $135.0 $135.0 $161.6 Cash taxes $65.0 $65.0 $37.8 Cash interest on corporate debt $90.0 $90.0 $110.0 Operating adjusted net income from continuing $1.28 $1.38 $1.04 operations per share - diluted Weighted average diluted shares 130 130 133 4

Clear Shareholder Friendly Capital Allocation Framework Strategic Share Capex Dividends Investments Repurchases • Historically ~25% of • 40%-50% of FCF • Targeted acquisitions • Tool for managing cash Adjusted EBITDA, plus • Highlights consistency & • Complementary and leverage strategic investments strength of free cash flow technology • New geographies PRIORITIES 2017 $97mm Spent $175mm Paid $73mm Acquisitions $150mm Repurchased • Technology $65mm • $1.28 per share paid • DRIVIN (Data Analytics) • 3.3mm shares • Physical $32mm • DAS (Transportation) repurchased • TradeRev (Online Sales) • $270mm authorization remaining 2018 $131mm Spent $188mm Paid $45mm Acquisitions $150mm Repurchased • Technology $87mm • $1.40 per share paid • STRATIM (Mobility) • 2.7mm shares • Physical $44mm • Clearplan (Repossessions) repurchased • $120mm authorization remaining 2019 $162mm Spent $164mm Paid $121mm Acquisitions $120mm Repurchased • Technology $99mm • 1Q19 $0.35 per share paid • Dentology (Mobile Ancillary • 4.8mm shares • Physical $36mm • 2Q19 $0.35 per share paid Services) repurchased • Corporate $27mm • 3Q19 $0.19 per share paid • CarsOnTheWeb (Europe • Authorized $300mm share • 4Q19 $0.19 per share Online Only Auction) repurchase through declared October 2021 5

December 31, 2019 Leverage (US$ in millions) Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $948 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) & Lines of Credit 19 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases 27 Total 1,944 Less: Available Cash (431) Net Debt $1,513 Net Debt / Adjusted EBITDA (Target 3x) 3.0 Corporate Credit Ratings: S&P BB-, Moodys B1 6

Fourth Quarter Results 7

KAR Q4 2019 Highlights ($ in millions, except per share amounts) Q4 Q4 KAR Highlights* 2019 2018 $55.1M acquisitions, including $37.7M of purchased Total operating revenues $671.3 $593.8 vehicle sales Gross profit** $276.4 $261.5 % of revenue 41.2% 44.0% 46.7% in Q4 2019, excluding purchased vehicle sales Severance +$7.7M, TradeRev +$5.6M, $4.7M acquired SG&A $164.7 $148.7 SG&A; Q4 2019: 24.5% of revenue EBITDA $113.0 $110.7 Adjusted EBITDA $122.0 $110.5 Improved Adjusted EBITDA margin in 2019 Net income from continuing operations $15.3 $15.1 Net income from continuing operations per $0.12 $0.11 share – diluted Q4 2019 negatively impacted by one-time severance Operating adjusted net income from continuing $0.19 $0.21 payments ($0.05) and increased tax rate over prior year operations per share – diluted ($0.05) Weighted average diluted shares 130.1 134.9 Dividends declared per common share $0.19 $0.35 Effective tax rate 37.8% 10.7% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the three months ended December 31, 2019. ** Exclusive of depreciation and amortization 8

ADESA Q4 2019 Highlights

($ in millions, except RPU)

ADESA	Q4 2019	Q4 2018	Highlights*
Auction fees and services revenue	$504.0	$475.3	
Purchased vehicle sales	$79.3	$33.2	Includes $37.7M from acquisitions
Total ADESA Revenue	$583.3	$508.5	$55.1M acquisitions, including $37.7M of purchased vehicle sales
Gross profit**	$212.4	$198.7	
% of revenue	36.4%	39.1%	Increased purchased vehicle sales from COTW and ADESA Assurance reduced margins ~3%
SG&A	$124.1	$106.9	Incentive-based compensation +$6.1M, TradeRev +$5.6M and $4.7M of acquired SG&A
EBITDA	$86.7	$86.6	
Adjusted EBITDA	$102.4	$98.8	
% of revenue	17.6%	19.4%	
Vehicles sold	887,000	811,000	
Institutional vehicles sold in North America	623,000	568,000	
Dealer consignment vehicles sold in North America	234,000	233,000	Includes TradeRev volume of 38,000 in Q4 2019 and 31,000 in Q4 2018
Vehicles sold in Europe	30,000	10,000	Primarily acquisition volume
Percentage of vehicles sold online	59%	54%	
Conversion rate at North American physical auctions	58.4%	58.5%	Includes physical auction sales to online buyers
Physical RPU	$886	$868	Excludes purchased vehicles; Includes off-premise ancillary services
Online only RPU	$155	$122	Excludes purchased vehicles; Includes Openlane, TradeRev & Europe

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the three months ended December 31, 2019.

** Exclusive of depreciation and amortization

9

AFC Q4 2019 Highlights ($ in millions, except for revenue per loan transaction) Q4 Q4 Highlights* AFC 2019 2018 Interest and fee income $86.0 $84.2 Other revenue $2.8 $3.5 Provision for credit losses ($9.8) ($10.8) Warranty contract revenue $9.0 $8.4 PWI revenue Total AFC revenue $88.0 $85.3 -1% revenue per LTU, +4% loan transactions Gross profit** $64.0 $62.8 % of revenue 72.7% 73.6% Decrease in travel expenses and incentive-based SG&A $6.1 $7.1 compensation EBITDA $57.9 $55.8 Adjusted EBITDA $45.6 $42.0 Loan transactions 443,000 428,000 4% increase Revenue per loan transaction*** $178 $180 Provision for credit losses % of finance receivables 1.9% 2.2% Managed receivables $2,115.2 $2,014.8 Increasing vehicle values $1,461.2 $1,445.3 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-K, both for the three months ended December 31, 2019. ** Exclusive of depreciation and amortization 10 *** Excludes “Warranty contract revenue"

Y e a r - to- Date Results 11

KAR Year Ended December 31, 2019 Highlights ($ in millions, except per share amounts) YTD YTD KAR Highlights* 2019 2018 $193.0M acquisitions, including $131.7M of Total operating revenues $2,781.9 $2,442.8 purchased vehicle sales Gross profit** $1,164.8 $1,121.3 % of revenue 41.9% 45.9% 46.8% in 2019, excluding purchased vehicle sales TradeRev +$25.4M, $21.2M acquired SG&A, SG&A $662.0 $608.8 severance+$9.6M EBITDA $505.2 $511.6 Adjusted EBITDA $510.0 $505.2 Increases in TradeRev losses, depreciation & Net income from continuing operations $92.4 $117.6 amortization and the effective tax rate Net income from continuing operations per $0.70 $0.87 share – diluted 2019 negatively impacted by one-time severance Operating adjusted net income from continuing $1.04 $1.26 payments ($0.08) and increased tax rate over prior operations per share – diluted year ($0.06) Weighted average diluted shares 132.9 135.7 Dividends declared per common share $1.08 $1.40 Effective tax rate 29.0% 22.6% Capital expenditures $161.6 $131.3 2019 includes $27M of one-time corporate costs * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2019. ** Exclusive of depreciation and amortization 12

ADESA Year Ended December 31, 2019 Highlights

($ in millions, except RPU)

ADESA	YTD 2019	YTD 2018	Highlights*
Auction fees and services revenue	$2,133.5	$1,985.1	
Purchased vehicle sales	$295.5	$116.8	Includes $131.7M from acquisitions
Total ADESA Revenue	$2,429.0	$2,101.9	$193.0M acquisitions, including $131.7M of purchased vehicle sales
Gross profit**	$908.3	$871.1	
% of revenue	37.4%	41.4%	Increased purchased vehicle sales from COTW and ADESA Assurance reduced margins ~3%
SG&A	$494.3	$435.8	TradeRev +$25.4M, $21.2M of acquired SG&A
EBITDA	$405.5	$420.7	
Adjusted EBITDA	$448.0	$459.8	
% of revenue	18.4%	21.9%	
Vehicles sold	3,784,000	3,472,000	
Institutional vehicles sold in North America	2,653,000	2,401,000	
Dealer consignment vehicles sold in North America	1,018,000	1,027,000	Includes TradeRev volume of 157,000 in YTD 2019 and 117,000 in YTD 2018
Vehicles sold in Europe	113,000	44,000	Primarily acquisition volume
Percentage of vehicles sold online	58%	54%	
Conversion rate at North American physical auctions	62.8%	61.6%	Includes physical auction sales to online buyers
Physical RPU	$884	$844	Excludes purchased vehicles; Includes off-premise ancillary services
Online only RPU	$149	$121	Excludes purchased vehicles; Includes Openlane, TradeRev & Europe

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2019.

** Exclusive of depreciation and amortization

13

AFC Year Ended December 31, 2019 Highlights ($ in millions, except for revenue per loan transaction) YTD YTD Highlights* AFC 2019 2018 Interest and fee income $342.1 $327.3 Other revenue $10.9 $13.1 Provision for credit losses ($35.3) ($32.9) Warranty contract revenue $35.2 $33.4 PWI revenue Total AFC revenue $352.9 $340.9 +2% revenue per LTU Gross profit** $256.5 $250.2 % of revenue 72.7% 73.4% Decreases in travel expenses, incentive-based SG&A $25.6 $30.7 compensation and compensation expense EBITDA $230.8 $219.5 Adjusted EBITDA $177.9 $170.9 4% increase Loan transactions 1,783,000 1,760,000 1% increase Revenue per loan transaction*** $178 $175 Provision for credit losses % of finance receivables 1.7% 1.7% Managed receivables $2,115.2 $2,014.8 Increasing vehicle values $1,461.2 $1,445.3 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-K, both for the year ended December 31, 2019. ** Exclusive of depreciation and amortization 14 *** Excludes “Warranty contract revenue"

HISTORICAL DATA 15

ADESA Revenue 1Q18 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 Auction Fees & $502.7 $511.1 $496.0 $475.3 $1,985.1 $541.9 $553.1 $534.5 $504.0 $2,133.5 Services Revenue Purchased Vehicle $25.4 $27.2 $31.0 $33.2 $116.8 $57.8 $79.3 $79.1 $79.3 $295.5 Sales Total ADESA $528.1 $538.3 $527.0 $508.5 $2,101.9 $599.7 $632.4 $613.6 $583.3 $2,429.0 Revenue Gross Profit $222.1 $231.1 $219.2 $198.7 $871.1 $229.0 $239.5 $227.4 $212.4 $908.3 Gross 42.1% 42.9% 41.6% 39.1% 41.4% 38.2% 37.9% 37.1% 36.4% 37.4% Profit % Gross Profit %, Net of Purchased 44.2% 45.2% 44.2% 41.8% 43.9% 42.2% 43.2% 42.5% 42.1% 42.6% Vehicle Sales 16

ADESA Metrics - Annual 2019 2018 2017 2016 2015 Revenue2 $2,429.0 $2,101.9 $1,937.5 $1,765.3 $1,427.8 Total Volume 3,784 3,472 3,180 2,885 2,465 Online Only Volume (N.A.) 1,533 1,304 938 743 592 Total Online Volume %3 58% 54% 46% 42% 40% Physical Conversion % (N.A.) 62.8% 61.6% 60.4% 58.0% 58.3% Dealer Consignment Mix % (Physical) 40% 42% 45% 48% 50% Physical RPU1 $884 $844 $775 $753 $701 Online Only RPU1 $149 $121 $113 $110 $102 Gross Margin2 37.4% 41.4% 42.0% 41.3% 41.4% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 17

ADESA Metrics - Quarter 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 Revenue2 $583.3 $613.6 $632.4 $599.7 $508.5 $527.0 $538.3 $528.1 Total Volume 887 957 994 945 811 876 907 878 Online Only Volume (N.A.) 355 396 416 367 306 343 346 309 Total Online Volume %3 59% 59% 59% 57% 54% 54% 54% 52% Physical Conversion % 58.4% 62.8% 66.1% 63.8% 58.5% 62.9% 62.4% 62.6% (N.A.) Dealer Consignment Mix % 39% 43% 41% 38% 40% 44% 43% 41% (Physical) Physical RPU1 $886 $893 $882 $875 $868 $850 $839 $820 Online Only RPU1 $155 $151 $150 $144 $122 $126 $118 $117 Gross Margin2 36.4% 37.1% 37.9% 38.2% 39.1% 41.6% 42.9% 42.1% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 18

AFC Metrics - Annual 2019 2018 2017 2016 2015 Revenue $352.9 $340.9 $301.3 $286.8 $268.4 Loan Transaction Units (LTU) 1,783 1,760 1,688 1,718 1,607 Revenue per Loan Transaction, $178 $175 $159 $148 $150 Excluding “Warranty Contract Revenue” Ending Managed Finance Receivables $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 Ending Obligations Collateralized by $1,461.2 $1,445.3 $1,358.1 $1,280.3 $1,189.0 Finance Receivables % Vehicles Purchased at Any Auction 84% 83% 85% 83% 84% Active Dealers 12,900 12,300 12,400 12,200 11,300 Vehicles per active dealer 16 15 15 15 16 Average Credit Line $270,000 $270,000 $250,000 $260,000 $230,000 Avg Value Outstanding per Vehicle $10,000 $10,200 $9,900 $9,500 $9,100 19

AFC Metrics - Quarter 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 Revenue $88.0 $88.3 $86.7 $89.9 $85.3 $85.4 $85.1 $85.1 Loan Transaction Units (LTU) 443 442 437 461 428 433 435 464 Revenue per Loan Transaction, Excluding “Warranty Contract $178 $180 $178 $177 $180 $177 $177 $166 Revenue” Ending Managed Finance $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 Receivables Ending Obligations Collateralized by Finance $1,461.2 $1,428.4 $1,422.3 $1,360.6 $1,445.3 $1,366.3 $1,358.0 $1,354.2 Receivables 20

AFC Provision for Credit Losses - Annual 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 21

AFC Provision for Credit Losses - Quarterly 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 Ending Managed $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 Receivables Average Managed $2,112.8 $2,090.3 $2,029.6 $2,002.0 $1,997.3 $1,969.2 $1,945.9 $1,922.9 Receivables Provision for $9.8 $8.9 $8.4 $8.2 $10.8 $7.3 $7.1 $7.7 Credit Losses % of Managed 1.9% 1.7% 1.7% 1.6% 2.2% 1.5% 1.5% 1.6% Receivables 22

APPENDIX 23

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 24

Q4 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $35.0 $31.4 ($51.1) $15.3 operations Add back: Income taxes 13.3 9.7 (13.7) 9.3 Interest expense, net of interest income 0.5 15.1 22.7 38.3 Depreciation and amortization 39.7 2.7 7.7 50.1 Intercompany interest (1.8) (1.0) (2.8) - EBITDA $86.7 $57.9 ($31.6) $113.0 Intercompany charges 3.1 - (3.1) - Non-cash stock-based compensation 2.2 0.4 2.6 5.2 Acquisition related costs 1.7 - 0.2 1.9 Securitization interest - (13.0) - (13.0) Loss on asset sales 0.4 - - 0.4 Severance 4.9 0.3 4.4 9.6 Foreign currency (gains)/losses (0.4) - 0.7 0.3 Other 3.8 - 0.8 4.6 Total Addbacks 15.7 (12.3) 5.6 9.0 Adjusted EBITDA $102.4 $45.6 ($26.0) $122.0 Revenue $583.3 $88.0 – $671.3 Adjusted EBITDA % margin 17.6% 51.8% 18.2% 25

Q4 2018 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2018 ADESA AFC Corporate Consolidated Net income (loss) from continuing $38.1 $29.5 ($52.5) $15.1 operations Add back: Income taxes 11.1 8.7 (18.0) 1.8 Interest expense, net of interest income 0.1 16.3 34.8 51.2 Depreciation and amortization 33.1 2.4 7.1 42.6 Intercompany interest 4.2 (1.1) (3.1) - EBITDA $86.6 $55.8 ($31.7) $110.7 Intercompany charges 4.3 - (4.3) - Non-cash stock-based compensation 2.4 0.6 1.5 4.5 Acquisition related costs 1.1 - 1.0 2.1 Securitization interest - (14.5) - (14.5) Loss on asset sales 0.4 - - 0.4 Severance 1.7 0.1 0.1 1.9 Foreign currency losses 1.9 - 1.8 3.7 IAA allocated costs - - 1.3 1.3 Other 0.4 - - 0.4 Total Addbacks 12.2 (13.8) 1.4 (0.2) Adjusted EBITDA $98.8 $42.0 ($30.3) $110.5 Revenue $508.5 $85.3 – $593.8 Adjusted EBITDA % margin 19.4% 49.2% 18.6% 26

YTD 2019 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $174.3 $120.0 ($201.9) $92.4 operations Add back: Income taxes 67.3 41.9 (71.5) 37.7 Interest expense, net of interest income 2.3 63.7 120.4 186.4 Depreciation and amortization 149.9 10.3 28.5 188.7 Intercompany interest 11.7 (5.1) (6.6) - EBITDA $405.5 $230.8 ($131.1) $505.2 Intercompany charges 13.5 - (13.5) - Non-cash stock-based compensation 7.8 1.6 10.9 20.3 Loss on extinguishment of debt - - 2.2 2.2 Acquisition related costs 6.5 - 5.7 12.2 Securitization interest - (54.9) - (54.9) Loss on asset sales 2.1 - - 2.1 Severance 9.1 0.4 5.8 15.3 Foreign currency (gains)/losses (1.5) - 0.8 (0.7) IAA allocated costs - - 2.3 2.3 Other 5.0 - 1.0 6.0 Total Addbacks 42.5 (52.9) 15.2 4.8 Adjusted EBITDA $448.0 $177.9 ($115.9) $510.0 Revenue $2,429.0 $352.9 – $2,781.9 Adjusted EBITDA % margin 18.4% 50.4% 18.3% 27

YTD 2018 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2018 ADESA AFC Corporate Consolidated Net income (loss) from continuing $203.3 $112.0 ($197.7) $117.6 operations Add back: Income taxes 69.1 35.4 (70.2) 34.3 Interest expense, net of interest income 1.0 59.3 127.0 187.3 Depreciation and amortization 127.5 16.0 28.9 172.4 Intercompany interest 19.8 (3.2) (16.6) - EBITDA $420.7 $219.5 ($128.6) $511.6 Intercompany charges 15.3 - (15.3) - Non-cash stock-based compensation 9.3 2.3 8.8 20.4 Acquisition related costs 4.8 - 2.5 7.3 Securitization interest - (51.5) - (51.5) Loss on asset sales 1.7 - - 1.7 Severance 5.0 0.6 0.1 5.7 Foreign currency losses 1.9 - 1.8 3.7 IAA allocation costs - - 5.2 5.2 Other 1.1 - - 1.1 Total Addbacks 39.1 (48.6) 3.1 (6.4) Adjusted EBITDA $459.8 $170.9 ($125.5) $505.2 Revenue $2,101.9 $340.9 – $2,442.8 Adjusted EBITDA % margin 21.9% 50.1% 20.7% 28

Operating Adjusted Net Income from Continuing Operations per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended Year ended December 31, December 31, 2019 2018 2019 2018 Net income $19.8 $67.3 $188.5 $328.0 Less: Income from discontinued operations (4.5) (52.2) (96.1) (210.4) Net income from continuing operations $15.3 $15.1 $92.4 $117.6 Acquired amortization expense 14.4 13.6 58.3 63.2 IAA allocated costs - 1.3 2.3 5.2 Acceleration of debt issuance costs - - 1.8 - Loss on extinguishment of debt - - 2.2 - Income taxes (1) (5.4) (1.6) (18.7) (15.5) Operating adjusted net income from continuing $24.3 $28.4 $138.3 $170.5 operations Net income from continuing operations per share − diluted $0.12 $0.11 $0.70 $0.87 Acquired amortization expense 0.11 0.10 0.44 0.46 IAA allocated costs - 0.01 0.02 0.04 Acceleration of debt issuance costs - - 0.01 - Loss on extinguishment of debt - - 0.02 - Income taxes (0.04) (0.01) (0.15) (0.11) Operating adjusted net income from continuing $0.19 $0.21 $1.04 $1.26 operations per share − diluted Weighted average diluted shares 130.1 134.9 132.9 135.7 (1) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. 29